SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement is entered into as of October 14, 2005, by and among **FreeHand Systems, Inc.**, a Nevada corporation (the "**Buyer**"), **Sheet Music Now A/S**, a corporation under the laws of Denmark (the "**Company**") and the shareholders of the Company listed on the signature page hereto (individually a "**Seller**" and collectively the "**Sellers**"). The Buyer, the Company and the Sellers are referred to collectively herein as the "**Parties**."

Recitals

A. The Sellers in the aggregate own all of the outstanding shares of capital stock of the Company.

B. This Agreement contemplates a transaction in which Buyer will purchase from the Sellers, and the Sellers will sell to Buyer, all of the outstanding shares of capital stock of the Company in return for shares of Buyer's Series B Convertible Preferred Stock.

C. The Acquired Assets (as defined below) represent the tangible assets, intellectual property, licenses, contracts, agreements and other assets related to, necessary for or used in the conduct of the Company's business as conducted on the date of this Agreement.

Agreement

Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Parties agree as follows.

1. Definitions.

"**Acquired Assets**" means all of the tangible assets listed on Schedule 4(l), the Intellectual Property listed on Schedule 4(k)(ii), the licenses listed on Schedule 4(k)(iii), the contracts and agreements listed on Schedule 4(m), the Company's unregistered copyrights, and the Company's trade secrets.

"**Active Sellers**" means IVS A/S and Palle Bisgaard both represented in the board of directors.

"**Affiliate**" means, with respect to any Party, any person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Party.

"**Closing**" has the meaning set forth in Section 2(c) below.

"**Closing Date**" has the meaning set forth in Section 2(c) below.

"**Closing Shares**" has the meaning set forth in Section 2(b) below.

"**Company Shares**" has the meaning set forth in Section 2(a) below.

"Confidential Information" means any information concerning the businesses and affairs of a Party that is not already generally available to the public, including, but not limited to, (a) any and all business plans, tax or financial information, and any secret, confidential or proprietary information related to any business of a Party as presently or hereafter conducted by such Party, including, without limitation, creative ideas, "know-how," trade secrets, pricing policies, operational methods and systems, design features, architectural plans, marketing plans or strategies, promotional materials, facility designs, facility plans, training materials, facility opening materials and other business affairs of a Party, which is disclosed, either orally or in the form of documents, pictures or data, reports, interpretations, forecasts, notes, analyses and records. However, the term "Confidential Information" does not include information which (i) is or becomes available to the public other than as a result of a disclosure by the Party or Parties subject to a non-disclosure obligation contained herein (the "Restricted Party"), (ii) was available to the Restricted Party on a non-confidential basis prior to its disclosure to the Restricted Party by the Company or the Sellers (as the case may be), or (iii) becomes available to the Restricted Party on a non-confidential basis from a source other than the Company or the Sellers (as the case may be), provided that such source is not known by the Restricted Party to be (i) bound by a confidentiality agreement with the Company or its Representatives or (ii) otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

"Damages" has the meaning set forth in Section 8(b)(i) below.

"Disclosure Schedule" has the meaning set forth in Section 4 below.

"**Earn-Out Date**" means the second anniversary of the Closing Date.

"**Earn-Out Share**" has the meaning set forth in Section 2(c) below.

"**Exchange Act**" means the Securities Exchange Act of 1934, as amended.

"Financial Statements" has the meaning set forth in Section 4(g) below.

"Founders" means INT Holding ApS and the shareholders of INT Holding ApS, Inge Mulvad Eje, Niels Eje and Thomas Eje.

"**FreeHand Shares**" has the meaning set forth in Section 3(b)(vii) below.

"GAAP" means Danish generally accepted accounting principles as in effect from time to time.

"Indemnified Party" has the meaning set forth in Section 8(d) below.

"**Indemnifying Party**" has the meaning set forth in Section 8(d) below.

"Intellectual Property" means (a) all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals

in connection therewith, (c) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (d) trade secrets and confidential business information, (e) all other proprietary rights, and (f) all copies and tangible embodiments thereof (in whatever form or medium).

"Most Recent Balance Sheet" means the balance sheet contained within the Most Recent Financial Statements.

"Most Recent Financial Statements" has the meaning set forth in Section 4(g) below.

"Most Recent Fiscal Month End" has the meaning set forth in Section 4(9) below.

"Most Recent Fiscal Year End" has the meaning set forth in Section 4(g) below.

"Ordinary Course of Business" means the ordinary course of business, generally consistent with past custom and practice.

"Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency, or political subdivision thereof).

"**Representatives**" means the directors, officers, employees, agents or advisors (including, without limitation, attorneys, accountants, investment bankers and consultants) of the specified Party.

"Requisite Sellers" means Sellers holding a majority in interest of the Company Shares as set forth in Schedule 4(f)(i).

"**SEC**" means the Securities and Exchange Commission.

"**Securities Act**" means the Securities Act of 1933, as amended.

"Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest.

"**Series B Preferred Stock**" means the Buyer's Series B Convertible Preferred Stock.

"**Territory**" means Andorra, Argentina, Aruba, Australia, Austria, Bahrain, Belgium, Brazil, Bolivia, Bermuda, Canada, Columbia, Croatia, Czech Republic, Denmark, Dominican Republic, Ecuador, France, Finland, Germany, Greece, Hong Kong, Hungary, Iceland, Indonesia, Ireland, Israel, Italy, Japan, Korea, Lithuania, Luxembourg, Malaysia, Malta, Mexico, Netherlands, New Zealand, Norway, Philippines, Poland, Portugal, Puerto Rico, Peru, the Russian Federation, Singapore, Slovenia, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Trinidad and Tobago, Turkey, United Arab Emirates, the United Kingdom, United States, Virgin Islands (US), Uruguay, Yugoslavia.

"Third Party Claim" has the meaning set forth in Section 8(d) below.

2. Purchase and Sale of Capital Stock of the Company.

( ) Basic Transaction. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from each of the Sellers, and each of the Sellers agrees to sell to the Buyer, all of his or her shares of capital stock of the Company (the "**Company Shares**") for the consideration specified below in this Section 2.

( ) Closing Consideration. The Buyer agrees to issue to the Sellers at the Closing nine hundred thousand (900,000) shares of the Buyer's Series B Preferred Stock (the "**Closing Shares**"). The Closing Shares shall be allocated among the Sellers in proportion to their respective holdings of the Company Shares as set forth in Schedule 4(f)(i).

( ) Earn-Out Consideration. Within ninety (90) days after the Earn-Out Date, the Buyer agrees to issue to the Sellers one (1) share of the Buyer's Series B Preferred Stock (each an "**Earn-Out Share**") for each US$1.25 of revenue earned primarily from by the Company's Intellectual Property listed on Schedule 4(k)(ii) and/or Schedule 4(m) during the twenty-four (24) months following the Closing Date (not including any partial months); *provided, that* the maximum aggregate number of Earn-Out Shares issuable to the Sellers under this Section 2(c) shall be nine hundred thousand (900,000) (appropriately adjusted for any stock splits, stock dividends, reclassifications and like events occurring after the date hereof). The Earn-Out Shares shall be allocated among the Sellers in proportion to their respective holdings of the Company Shares as set forth in Schedule 4(f)(i). For purposes of this Section 2(c), the term "revenue earned primarily from the Company's Intellectual Property listed on Schedule 4(k)(ii) and/or Schedule 4(m)" means the gross revenue earned (and received by the Company) on a song by song basis, as determined in good faith by Buyer. In case of any disagreement regarding the revenue the Sellers have the right, at its own expense, to have the figures audited by a Danish state-authorized public accountant chosen by the Sellers. In case an audited statement of account show an increase in the revenue of more than DKK 100,000 the Buyer shall pay the expenses incurred in connection with the auditing. Buyer agrees to maintain the Company's current website at www.sheetmusicnow.com, or a functional equivalent thereof, until the Earn-Out Date and to continue to distribute the Company's products through such website in the ordinary and usual course of business as carried on prior to the date of this Agreement. Buyer shall add additional songs to such website from its Sunhawk song inventory and Buyer may incorporate any and all songs from the Company's song inventory to any of Buyer's website, including www.sunhawk.com, or any successor thereto.

( ) The Closing. The closing of the transactions contemplated by this Agreement (the "**Closing**") will take place on 10 October 2005, at the offices of the Company, Roarsvej 2, 1. tv, 2000 Frederiksberg in Denmark commencing at 9:00 a.m. local time or at such other time and place as the Parties mutually agree upon (the "**Closing Date**").

( ) Deliveries at the Closing. At the Closing, (i) the Sellers will deliver to the Buyer the various certificates, instruments and documents referred to in Section 7(a) below, (ii) the Buyer will deliver to the Sellers the various certificates, instruments and documents referred to in Section 7(b) below, (iii) each of the Sellers will deliver to the Buyer executed forms of assignment representing all of his or her Company Shares, together with certificates evidencing such shares, (iv) the Buyer will deliver certificates for an aggregate of nine hundred thousand

(900,000)shares of its Series B Preferred Stock to the Sellers to be allocated as set forth in Schedule 4(f)(i).

3. **Representations and Warranties of the Buyer.** The Buyer represents and warrants to the Sellers that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date and the Earn-Out Date (as though made then and as though the Closing Date and Earn-Out Date were substituted for the date of this Agreement throughout this Section 3.

( ) Organization of the Buyer. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

( ) Authorization of Transaction. The Buyer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions. The Buyer need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

( ) Noncontravention. Neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which Buyer is subject or any provision of its articles of incorporation or bylaws, or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Buyer is a party or by which it is bound or to which any of its assets is subject. Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government of governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of Buyer or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

( ) Reserved

( ) Brokers' Fees. The Buyer has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which any Seller could become liable or obligated.

( ) Investment. The Buyer (A) understands that the Company Shares have not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (B) is acquiring the Company Shares solely for its own account for investment purposes, and not with a view to the distribution thereof, (C) is a sophisticated

investor with knowledge and experience in business and financial matters, and (D) has received certain information concerning the Company and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Company Shares.

( ) Issuance of Closing Shares and the Earn-Out Shares. The Closing Shares and the Earn-Out Shares when issued will be duly authorized, validly issued, fully paid, non-assessable and issued in compliance with applicable federal and state securities laws and such compliance is based in part on the Sellers' representations set forth herein.

( ) Capitalization. The authorized capital stock of the Buyer consists of 50,000,000 shares of common stock, 2,139,343 of which are issued and outstanding, and 5,000,000 shares of preferred stock, of which 500,000 are designated "Series A Preferred Stock and 350,000 are issued and outstanding, and 4,500,000 are designated "Series B Convertible Preferred Stock" and 2,100,000 are issued and outstanding (collectively, the "**FreeHand Shares**"). Schedule 3(g) sets forth a description of the authorized capital stock of the Buyer, including a description of each class of stock, the number of authorized shares of each class of stock, the number of issued and outstanding shares of each class of stock of Buyer, and the name of each shareholder and the number of shares held by each shareholder of each class of stock of Buyer. All outstanding FreeHand Shares are duly authorized, validly issued, fully paid and nonassessable. None of the FreeHand Shares have been issued in violation of any federal, state or other law or regulation pertaining to the issuance of securities, or in violation of any preemptive or similar rights granted pursuant to the Buyer's articles of incorporation or otherwise. Other than this Agreement or as set forth in Schedule 3(b)(vii), there is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery or transfer by the Buyer (including any right of conversion or exchange under any outstanding security or other instrument) of the Buyer's capital stock. There are no outstanding obligations of the Buyer to repurchase, redeem or otherwise acquire any of its outstanding shares of capital stock.

( ) Liabilities. Buyer does not have any material liability, except for liabilities set forth on Schedule 3(h).

( ) Legal Compliance. Buyer has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings and charges thereunder) of federal, state, local and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced against it alleging any failure so to comply, except where the failure to comply would not have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of Buyer.

( ) Litigation. Schedule 3(j) sets forth each instance in which Buyer (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party or, to Buyer's knowledge, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator.

4. **Representations and Warranties of the Sellers.** The Company, the Founders and the Active Sellers on behalf of the Sellers individually, severally but not jointly, represent and warrant to the Buyer that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date and the Earn-Out Date (as though made then and as though the Closing Date and Earn-Out Date were substituted for the date of this Agreement throughout this Section 4), unless otherwise indicated below and except as set forth in the disclosure schedule accompanying this Agreement (the "**Disclosure Schedule**").

() Organization of the Company. The Company is a corporation duly organized and validly existing under the laws of Denmark.

() Authorization of Transaction. The Company has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions. The Company is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

() Noncontravention. Except as set forth in Schedule 4(c), neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which the Company is subject or any provision of their respective operating agreements or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent to assignment under any agreement, contract, lease, license, instrument, or other arrangement to which either the Company is a party or by which either is bound or to which any of their assets, including the Acquired Assets, is subject and is material to the operation of the business and which is identified as material in Schedule 4(m). The Company does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government of governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of the Company or on the ability of the Parties to consummate the transactions contemplated by this Agreement. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement will constitute a transfer or an attempted transfer of any contracts or permits that are not capable of being transferred with the consent, approval, novation or waiver of a third person or entity (including, without limitation, a governmental agency), or any contracts or permits the transfer or attempted transfer of which would constitute a breach of such contract or permit or violation of law. To the extent consent is required for any non-material agreement, contract, license, instrument of other arrangement, the Company will make a good faith effort to obtain the necessary consent or waiver to effect the transactions contemplated by this Agreement. Neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling,

charge or other restriction of any government, governmental agency or court to which the Seller is subject.

( ) Brokers' Fees. Neither the Company nor any Seller has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated. Neither the Company nor any Seller has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

( ) Title to Acquired Assets.

( ) The Company has as of the date hereof all right, title and interest in and has good and marketable title to, the Acquired Assets, free and clear of all Security Interests, and at Closing the Company will have good and marketable title to the Acquired Assets, free and clear of any Security Interest.

( ) Upon the consummation of the transactions contemplated hereby, neither the Sellers (nor their spouses or entities affiliated with such Sellers) nor any current or former employees of the Company will have any right or interest in any of the Acquired Assets or Intellectual Property of the Company.

( ) Capitalization. The Company Shares represent all of the issued and outstanding equity interests of the Company. Schedule 4(f) sets forth all of issued and outstanding Company Shares, and the name of each Seller and the number of Company Shares that will be held by each Seller at Closing. Sellers at Closing will have good title to the Company Shares, free and clear of all Security Interests. No Company Shares have been issued in violation of any federal, state or other law or regulation pertaining to the issuance of securities, or in violation of any preemptive or similar rights granted pursuant to the Company's Articles of Association or bylaws or otherwise. Other than this Agreement, there is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery or transfer by the Company or the Sellers (including any right of conversion or exchange under any outstanding security or other instrument) of any Company Shares. There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any of its outstanding equity interests. At the Closing Date, the Company does not have any outstanding obligations to issue shares to Mr Jonathan Irons and/or any outstanding obligations to issue shares to INT Holding ApS under the warrant agreement entered into on 11 March 2003 between the Company and INT Holding ApS and under the warrant agreement entered into on 23 July 2003 between the Company and Mr Jonathan Irons, as all rights of Mr Jonathan Irons and INT Holding ApS under the warrant agreements have either been exercised or have lapsed on the date of Closing.

( ) Financial Statements. Attached hereto as Exhibit A are the following financial statements (collectively the "**Financial Statements**"): (i) unaudited consolidated balance sheets and statements of income and cash flow as of and for the fiscal year ended March 31, 2005 (the "**Most Recent Fiscal Year End**"), for the Company; and (ii) unaudited consolidated balance sheets and statements of income and cash flow (the "**Most Recent Financial Statements**") as of and for the four (4) months ended July 31, 2005 (the "**Most Recent Fiscal Month End**") for the Company. The Financial Statements have been prepared in accordance with GAAP applied on a

consistent basis throughout the periods covered thereby and present fairly the financial condition of the Company as of such dates and the results of operations for such periods; provided, however, that the Financial Statements are subject to normal year-end adjustments (which will not be material individually or in the aggregate), and all of such Financial Statements lack footnotes and other presentation items.

( ) Events Subsequent to Most Recent Fiscal Year End. Since the Most Recent Fiscal Year End there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of the Company. Without limiting the generality of the foregoing, since that date:

( ) The Company has not sold, leased, transferred or assigned any material assets, tangible or intangible, outside the Ordinary Course of Business and neither has sold, leased, transferred or assigned any of the Acquired Assets;

( ) The Company has not entered into any material agreement, contract, lease or license outside the Ordinary Course of Business;

( ) The Company has not accelerated, terminated, made material modifications to or cancelled any material agreement, contract, lease, or license to which it is a party or by which either of them is bound;

( ) The Company has not granted any Security Interest in any of its assets, including the Acquired Assets, tangible or intangible;

( ) The Company has not made any material capital expenditures outside the Ordinary Course of Business;

( ) The Company has not made any material capital investment in, or any material loan to, any Person outside the Ordinary Course of Business;

( ) The Company has not granted any license or sublicense of any material rights under or with respect to any Intellectual Property;

( ) The Company has not issued any equity interests or any options, warrants or other right to purchase any of its equity interests; and

( ) The Company has not committed to any of the foregoing.

( ) Undisclosed Liabilities. The Company does not have any material liability, except for (i) liabilities set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and (ii) liabilities which have arisen after the Most Recent Fiscal Month End in the Ordinary Course of Business, except as a potential drawdown on the Company's credit facility of up till DKK 100,000. **Notwithstanding the foregoing, the Company is in particular not liable to repay any funds that it has received prior to Closing from the Danish Ministry of Cultural Affairs, other Danish public authorities, libraries and/or library organizations**.

() Legal Compliance. The Company has, in all material respects, complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings and charges thereunder) of federal, state, local and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced against either of them alleging any failure so to comply, except where the failure to comply would not have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of the Company.

() Intellectual Property.

() Except as set forth in Schedule 4(k)(i), the Company has not interfered with, infringed upon, misappropriated, or violated any material Intellectual Property rights of third parties in any material respect. Except as set forth in Schedule 4(k)(i), neither the Sellers nor the Company has since 1 January 2003 received any charge, complaint, claim, demand or notice alleging any such interference, infringement, misappropriation or violation (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). To the knowledge of the Company, no third party has interfered with, infringed upon, misappropriated or violated any material Intellectual Property rights of the Company in any material respect.

() Schedule 4(k)(ii) identifies each (A) patent or registration which has been issued to the Company, (B) pending patent application or application for registration which has been made with respect to any of the Company's Intellectual Property; (C) material license, agreement or other permission which the Company has granted to any third party with respect to any of its Intellectual Property (together with any exceptions); (D) material trade name or unregistered trademark used by the Company in connection with its business; and (E) registered copyright. The Company has delivered to the Buyer correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date). With respect to each item of Intellectual Property required to be identified in Schedule 4(k)(ii):

() As of the date hereof, the Company possesses and at Closing will possess all right, title, and interest in and to the item, free and clear of any Security Interest, license or other restriction;

() the use by the Company of the Intellectual Property will not interfere with, infringe upon, misappropriate, or violate any material Intellectual Property rights of any third party in any material respect;

() the item is not subject to any outstanding injunction, judgment, order, decree, ruling or charge; and

() no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the knowledge of the Company, is threatened which challenges the legality, validity, enforceability, use, or ownership of the item.

() Schedule 4(k)(iii) identifies each material item of Intellectual Property that any third party owns that the Company uses pursuant to license, sublicense, agreement, or

permission. The Company has delivered to the Buyer correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each such item of used Intellectual Property identified as Material in Schedule 4(k)(iii):

() the license, sublicense, agreement or permission covering the item is legal, valid, binding, enforceable, and in full force and effect in all material respects and will continue in full force and effect following the transactions contemplated hereby;

() the Company is not, and to the knowledge of the Company, no other party to such license, sublicense, agreement or permission is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default or permit termination, modification or acceleration thereunder; and

() the Company has not, and to the knowledge of the Company, no other party to any such license, sublicense, agreement or permission has repudiated any material provision thereof.

() Tangible Assets. As of the date hereof and at the Closing, the Company possesses all right, title and interest in to the equipment and other tangible assets which are part of the Acquired Assets and are listed on Schedule 4(l). The equipment and other tangible assets are free and clear of any Security Interest and of any material defects, have been maintained in accordance with normal industry practice, and are in good operating condition and repair (subject to normal wear and tear).

() Contracts. Schedule 4(m) lists the contracts and other agreements to which the Company is a party. The Company has delivered to the Buyer a correct and complete copy of each written agreement listed in Schedule 4(m) (as amended to date). With respect to each such agreement identified as material on Schedule 4(m): (A) the agreement is legal, valid, binding, enforceable and in full force and effect in all material respects; (B) the Company is not, and to the knowledge of the Company no other party is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification or acceleration under the agreement; (C) the Company has not, and to the knowledge of the Company no other party has repudiated any material provision of the agreement; and (D) the agreement will continue in full force and effect after the consummation of the transactions contemplated hereby pursuant to its original terms.

() Insurance. Schedule 4(n) sets forth the following information with respect to each material insurance policy with respect to which the Company is a party, a named insured, or otherwise the beneficiary of coverage:

() the name, address, and telephone number of the agent;

() the name of the insurer, the name of the policyholder, and the name of each covered insured;

() the policy number and the period of coverage; and

() (iv) the amount of coverage.

With respect to each such insurance policy: (A) the Company is not, and to the knowledge of the Company no other party to the policy is in material breach or default (including with respect to the payment of premiums or the giving of notices), and to the knowledge of the Company no event has occurred which, with notice or the lapse of time, would constitute such a material breach or default, or permit termination, modification, or acceleration, under the policy; (B) the Company has not, and to the knowledge of the Company no other party to the policy has repudiated any material provision thereof, and (C) will continue in effect after the consummation of the transactions contemplated hereby pursuant to their original terms.

() Litigation. Schedule 4(o) sets forth each instance (identifying the applicable party or asset) in which either the Company or the Acquired Assets (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party or, to the knowledge of the Company, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. Except those set forth on Schedule 4(o), there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or the Acquired Assets that might result, either individually or in the aggregate, in any material adverse change in the assets, business or financial condition of the Company.

() Sufficiency of Acquired Assets. The Acquired Assets are all the assets related to, necessary for or used in the conduct of the Company's business as conducted on the date of this Agreement.

() Investment. The Seller (A) understands that the Closing Shares and the Earn-Out Shares have not been, and will not be, registered under the Securities Act, or under any state securities laws, are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, and may have to be held for an indefinite period of time, (B) is acquiring the Closing Shares and the Earn-Out Share solely for his or her own account for investment purposes, and not with a view to the distribution thereof, provided that a transfer of Closing Shares or the Earn-Out Shares to a trust, the beneficiaries of which are any of Seller, members of Seller's family, or Seller's estate in the event of Seller's death, shall be permitted by Buyer and will not be deemed a distribution, (C) is a sophisticated investor with knowledge and experience in business and financial matters and is capable of evaluating the merits and risks of holding Closing Shares and the Earn-Out Shares, (D) has received all the information Seller considers necessary or appropriate for deciding whether to sell his or her shares to Buyer in exchange for Closing Shares and the Earn-Out Shares and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Closing Shares and the Earn-Out Shares, and (E) is able to bear the economic risk and lack of liquidity inherent in holding the Closing Shares and the Earn-Out Shares.

() Accredited Investor. The Seller is an "accredited investor" within the meaning of the Securities and Exchange Commission's Rule 501 of Regulation D as promulgated under the Securities Act, as presently in effect.

() Target Units. The Seller shall, at Closing, hold of record and own beneficially the number of Company Shares set forth next to his or her name in Schedule 4(f)(i), free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims or demands. The Seller is not a party to any option, warrant, purchase right or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any equity interest of the Company (other than this Agreement). The Seller is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any equity interest of the Company. The Company Shares are not the subject of or involved in any pending or threatened litigation. Each spouse of a Seller that is not already a party to this Agreement shall sign a spousal consent indicating his or her consent to be bound by the terms of this Agreement as to his or her interests, whether as community property or otherwise, if any, in the Company Shares.

5. Pre-Closing Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

() General. Each of the Parties will use his, her or its reasonable best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 7 below).

() Notices and Consents. The Sellers will cause the Company to give any notices to third parties, and will cause the Company to use its reasonable best efforts to obtain any third party consents, that the Buyer reasonably may request in connection with the matters referred to in Section 4(c) above. Each of the Parties will (and the Sellers will cause the Company to) give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents and approvals of governments and governmental agencies in connection with the Agreement and the transaction contemplated hereby.

() Operation of Business. Except for the transactions contemplated by this Agreement, the Sellers will not cause or permit the Company to engage in any practice, take any action or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Sellers will not cause or permit the Company to engage in any practice, take any action or enter into any transaction of the sort described in Section 4(h) above.

() Preservation of Business. The Sellers will cause the Company to exercise its best efforts to keep its business and properties substantially intact, including the Acquired Assets, present operations, physical facilities, working conditions and relationships with lessors, licensors, suppliers, customers, and employees.

() Full Access. Each of the Sellers will permit, and the Sellers will cause the Company to permit, representatives of the Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company, to all premises, properties, personnel, books, records, contracts, and documents of or pertaining to the Company and the Acquired Assets. The Buyer will treat and hold as such any Confidential

Information it receives from any of the Sellers or the Company in the course of the reviews contemplated by this Section 5(e), will not use any of such Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to the Sellers or the Company, all tangible embodiments (and all copies) of such Confidential Information which are in its possession.

( ) Notice of Developments. Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of his, her or its own representations and warranties in Section 3 or Section 4 above or covenants in this Section 5.

( ) Exclusivity. In consideration of the time and resources that Buyer will devote to the transactions contemplated hereby, the Sellers and the Company hereby agree that from the date of this Agreement until the earliest of (a) twenty-five (25) days from the date hereof, (b) the date that this Agreement is terminated pursuant to Section 9, or (c) the Closing (the earliest such date being the "**Expiry Date**"), none of the Sellers, the Company, the Company's directors, officers, employees, representatives or agents (collectively, "**Representatives**") will, directly or indirectly: (i) solicit, encourage, initiate, review or participate in any negotiations or discussions with respect to any offer, indication of interest or proposal, whether oral, written, or otherwise, formal or informal, to, directly or indirectly, acquire all or any part of the Company or the Acquired Assets, whether by purchase of assets, exclusive license, joint venture formation, purchase of stock, merger or other business combination, or otherwise (any of the foregoing being a "**Competing Proposed Transaction**"); (ii) disclose any information not customarily disclosed consistent with the Company's past practices to any person concerning the Company and which the Company believes or should reasonably know would be used for the purposes of formulating any offer, indication of interest or proposal for a Competing Proposed Transaction; (iii) assist, cooperate with, facilitate or encourage any person to make any offer, indication of interest or proposal for a Competing Proposed Transaction (directly or indirectly); (iv) agree to, enter into a contract, arrangement or understanding regarding, approve, recommend or endorse any Competing Proposed Transaction; or (v) authorize or permit any of the Company's Representatives to take any such action. Through the Expiry Date, the Sellers or the Company shall notify Buyer immediately if any offer, indication of interest or proposal (formal or informal, oral, written or otherwise), or any inquiry or contact with any person with respect thereto, regarding a Competing Proposed Transaction is made or is outstanding on the date hereof.

6. Post-Closing Covenants.

( ) Additional Action. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as an other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification under Section 8 below).

( ) Noncompetition. The Buyer and the Founders agree that the following provisions of this section are intimately linked to the transactions contemplated by this Agreement, and each of the Founders acknowledges that the Buyer would not enter into this Agreement without such

provisions. Each of the Founders, on behalf of itself and its Affiliates, therefore agrees to be bound by the following provisions for the two (2) years immediately after the Closing Date:

( ) Except as expressly approved by the Buyer in writing, each Founder shall not, and shall cause its Affiliates not to, directly or indirectly:

( ) engage in, control, advise, manage, serve as a partner, director, officer, or employee of, act as a consultant to, provide any funds for, receive any economic benefit from, have any financial interest in (except investment in not more than two percent (2%) of any class of securities of any publicly traded company) or exert any influence upon (whether by guarantee, loan or otherwise), any business which distributes, publishes, provides, sells or markets electronic digital downloadable sheet music or converts printed sheet music into digital or other electronic format in the Territory similar to those conducted by the Company;

( ) Solicit, divert or attempt to solicit or divert any Person who is or was a customer or supplier of the Company;

( ) Employ, solicit for employment or encourage to leave their employment any employee, agent, or representative of the Company; provided, however, that this provision shall not apply with respect to any Person whose relationship with the Company is terminated by the Company after the Closing Date;

( ) Disturb, or attempt to disturb, any business relationship between any third party and the Company; or

( ) Make any statement to any third party, including the press or media, likely to result in adverse publicity for the Company.

( ) Irrespective of the this Section 6(b) the Buyer acknowledge that Inge Mulvad Eje and Niels Eje are both professionally educated musicians, arrangers, composers and recording artists. Inge Mulvad Eje and Niels Eje are founders and owners of the production company and record label Gefion Records ApS, which is responsible for the production and release of their music and recordings worldwide. The Buyer acknowledge and accept that Inge Mulvad Eje and Niels Eje are entitled to carry on the business of Gefion Records ApS, as this business is not, directly or indirectly, in competition with the Company.

( ) If at any time any of the provisions of this Section 6(b) shall be determined to be invalid or unenforceable, then this Section 6(b) shall be considered divisible (with the other provisions to remain in full force and effect) and the invalid or unenforceable provisions shall become and be deemed to be immediately amended to include only such time, area, scope of activity and other restrictions, as shall be determined to be reasonable and enforceable by the court or other body having jurisdiction over the matter and the parties, on behalf of itself and each of its Affiliates expressly agrees that this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provision had not been included.

() The provisions of this Section 6(b) shall be in addition to, and not in limitation of, any other provisions contained in any other agreement restricting competition by any of the Sellers or their Affiliates.

() Confidentiality. All Confidential Information of the Company will be held and treated by each Seller and such Seller's Representatives in confidence and will not be, without Buyer's prior consent, disclosed by any Seller or such Seller's Representatives; provided, however, a Seller may disclose Confidential Information of the Company without liability to the extent such Seller or any of such Seller's Representatives is required orally or in writing by interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, or any similar legal process to disclose any of the Confidential Information of the Company so long as such Seller gives Buyer prior notice of such disclosure so as to afford Buyer an opportunity to object to such disclosure or seek a protective order or other appropriate remedy at Buyer's sole expense. Moreover, each Seller further agrees to disclose Confidential Information of the Company only to such Seller's Representatives who agree to be bound by the terms of this Agreement to the same extent as if it were a party hereto or enters into other arrangements satisfactory to Buyer. Written Confidential Information of the Company and all copies thereof and extracts therefrom in any Seller's possession or in the possession of any Seller's Representatives will be destroyed or returned to Buyer promptly upon request such party. Any oral Confidential Information of the Company will be held by each Seller or such Seller's Representatives and kept subject to the terms of this Agreement.

() Specific Performance. The parties hereto agree that Buyer would suffer irreparable harm from a breach by Sellers of any of the covenants or agreements of Sellers contained in Section 6(a) and 6(b). Therefore, in the event of the actual or threatened breach by any Seller of any of the provisions of Sections 6(a) and 6(b), Buyer may in addition and supplementary to other rights and remedies existing in their favor, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other equitable relief in order to enforce or prevent any violation of the provisions hereof.

() Acquisition of the Buyer by Public Company. The Buyer is currently negotiating and documenting a transaction (the "**Acquisition Transaction**") with a company (the "**Public Buyer**") whose shares of capital stock are registered with the SEC pursuant to the Securities Act and the Exchange Act. The Buyer anticipates that upon consummation of the Acquisition Transaction, the Public Buyer will acquire all of the issued and outstanding shares of capital stock of the Buyer in exchange for shares of its capital stock. Such transaction has not been consummated as of the date hereof. The Buyer will use commercially reasonable efforts to consummate the Acquisition Transaction as soon as practicable after the date hereof such that the outstanding shares of capital stock of Buyer will be exchanged for shares of the Public Buyer that have substantially similar terms as such exchanged shares. The Buyer will not consummate the Acquisition Transaction unless the shares of Buyer's capital stock issued to the Sellers hereby will be exchanged for shares of the Public Buyer on the same terms and conditions as other outstanding shares of Buyer of the same class. The shares issued by the Public Buyer in the Acquisition Transaction have not been, and will not be, registered under the Securities Act, or under any state securities laws, are will be offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, and may have to be held for an indefinite period of time (subject to such shareholder's ability to resell such shares pursuant to

Rule 144 or other available securities laws exemptions, if any). In connection with the Acquisition Transaction, each of the Sellers will be asked to acknowledge and agree (and consummation of such transaction may be conditioned upon such agreement) that such Seller (A) is acquiring the shares issued in such transaction solely for his or her own account for investment purposes, and not with a view to the distribution thereof, (B) is a sophisticated investor with knowledge and experience in business and financial matters and is capable of evaluating the merits and risks of holding such shares, (C) has received all the information Seller considers necessary or appropriate for deciding whether to sell his or her shares to the Public Buyer in exchange for such and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding such shares, (D) is able to bear the economic risk and lack of liquidity inherent in holding the such shares and (E) is an "accredited investor".

( ) Listing and Rule 144. If the Acquisition Transaction is consummated, the Buyer will thereafter use commercially reasonable efforts to (i) cause the common stock of the Public Buyer to be listed for trading on the Nasdaq Stock Market or such other exchange as the Buyer may deem appropriate, and (ii) prepare and file with the SEC in a timely manner all reports and other documents required of the Public Buyer under the Exchange Act (at any time after it has become subject to such reporting requirements).

7. Conditions to Closing.

( ) Conditions to Obligation of the Buyer. The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

( ) the representations and warranties set forth in Section 3(a) and Section 4 above shall be true and correct in all material respects at and as of the Closing Date;

( ) the Sellers shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

( ) the Company shall have procured all of the third party consents specified in Section 5(b) above;

( ) no action, suit or proceeding shall be pending before any court or quasi judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Buyer to own the Company Shares and to control the Company, or (D) affect materially and adversely the right of the Company to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

( ) there shall have been no adverse material change in the business of the Company;

( ) each of the Sellers shall have delivered to the Buyer a certificate to the effect that each of the conditions specified above in Section 7(a)(i)-(vi) is satisfied in all respects;

( ) the Sellers shall have delivered [a copy of] the Company's register of shareholders with the Buyer duly registered as the owner of the shares [and certificates representing the shares duly endorsed in proper form for transfer], free and clear of all Third Party Rights;

( ) the Sellers shall have delivered the minute book of the Company including minutes of general meetings, minutes of meetings of the board of directors and audit minutes to the extent such documents are not in the possession of the Company;

( ) the Sellers shall have delivered signed letters of resignation from the directors of the Company then in office and from the current auditors of the Company, confirming their respective resignations and confirming that they do not have any claim against the Company other than for ordinary remuneration, in the case of directors, calculated on a pro rata basis for the current year up to and including the Closing Date;

( ) the Sellers shall have caused an extraordinary general meeting of the shareholders of the Company to be held for the purposes of [accepting the resignations of the directors of the Company then in office and the current auditors of the Company and] appointing new directors and auditors of the Company in accordance with the Buyer's instruction;

( ) the Sellers shall have taken such additional action and/or delivered such additional documents as, in the Buyer's reasonable opinion, are necessary in order to effect Closing; and

( ) all actions required to be taken by the Sellers in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

( ) Conditions of the Sellers. The obligation of the Sellers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

( ) the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date;

( ) the Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

( ) no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

( ) the Buyer shall have delivered to the Sellers a certificate to the effect that each of the conditions specified above in Section 7(b)(i)-(iii) is satisfied in all respects;

( ) all actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Requisite Sellers.

8. Remedies for Breaches of This Agreement.

( ) Survival of Representations and Warranties. All of the representations and warranties of the Parties contained in Section 3 and Section 4 above shall survive the Closing hereunder and continue in full force and effect for a period of three years thereafter.

( ) Indemnification Provisions for Benefit of the Buyer. In the event of a breach of the representations and warranties given by the Company, the Founders and the Active Sellers on behalf of the Sellers, the Sellers shall jointly and severally indemnify, defend and hold harmless Buyer and its directors, officers, employees, agents and Affiliates ("**Buyer Indemnified Parties**") from and against any and all losses, damages and expenses (including reasonable attorneys' fees) ("**Damages**") suffered or incurred by Buyer Indemnified Parties as a result of any inaccuracy in, breach of or failure to perform or comply with any representation or warranty made by the Founders and the Active Sellers or the Company herein; provided, however, that (A) Buyer makes a written claim for indemnification against Sellers within three years of the Closing Date; (B) the Sellers shall not have any obligation to indemnify the Buyer from and against any Damages resulting from, arising out of, relating to, in the nature of, or caused by the breach of any representation or warranty of the Sellers or the Company until the Buyer has suffered Damages by reason of all such breaches in excess of a $50,000 aggregate deductible (after which point the Sellers will be obligated only to indemnify the Buyer from and against further such Damages). Notwithstanding the foregoing, (x) the aggregate liability of Sellers under the indemnification, defense, and hold harmless obligations of this Section 8(b) and the rest of the agreement, with regard to either or both of the first sentence of Section 4(k)(i) or Section 4(k)(ii)(B) of this Agreement, is limited to and shall not exceed the aggregate value of the Closing Shares and the Earn-Out Shares such value to be determined by agreement of the Buyer and Sellers, or if no such agreement is reached by final determination of a court or arbitrator. In any case, each Seller shall be relieved of any further liability by returning his Closing Shares and Earn-Out Shares. In order to satisfy the indemnification obligations of the Sellers, of any of them, a Buyer Indemnified Party shall have the right (in addition to collecting directly from a Seller) to set off its indemnification claims against any and all Earn-Out Shares payable under Section 2(c) hereof.

( ) Indemnification Provisions for Benefit of the Sellers. Buyer agrees to indemnify, defend and hold harmless Sellers from and against any and all Damages suffered or incurred by the Sellers as a result of any inaccuracy in, breach of or failure to perform or comply with any representation, warranty or covenant made by the Buyer herein; provided, however, that (A) any of the Sellers makes a written claim for indemnification against the Buyer within two years of the Closing Date; and (B) Buyer shall not have any obligation to indemnify Sellers from and against any Damages resulting from, arising out of, relating to, in the nature of, or caused by the

breach of any representation or warranty of the Buyer until the Sellers have suffered Damages by reason of all such breaches in excess of a $50,000 aggregate deductible (after which point the Buyer will be obligated only to indemnify the Sellers from and against further such Damages). Notwithstanding the foregoing, (x) the aggregate liability of the Buyer under the indemnification, defense, and hold harmless obligations of this Section 8(c) is limited to and shall not exceed the aggregate value of the Closing Shares and the Earn-Out Shares such value to be determined by agreement of the Buyer and Sellers, or if no such agreement is reached by final determination of a court or arbitrator.

( ) Matters Involving Third Parties.

( ) If any third party shall notify any Party (the "**Indemnified Party**") with respect to any matter (a "**Third Party Claim**") which may give rise to a claim for indemnification against any other Party (the "**Indemnifying Party**") under this Section 8, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

( ) Any Indemnifying Party will have the right to assume the defense of the Third Party Claim with counsel of his, her or its choice reasonably satisfactory to the Indemnified Party at any time within 15 days after the Indemnified Party has given notice of the Third Party Claim; provided, however, that the Indemnifying Party must conduct the defense of the Third Party Claim actively and diligently thereafter in order to preserve its rights in this regard; and provided further that the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim.

( ) So long as the Indemnifying Party has assumed and is conducting the defense of the Third Party Claim in accordance with Section 8(d)(ii) above, (A) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably) unless the judgment or proposed settlement involves only the, payment of money damages by one or more of the Indemnifying Parties and does not impose an injunction or other equitable relief upon the Indemnified Party and (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably).

( ) In the event none of the Indemnifying Parties assumes and conducts the defense of the Third Party Claim in accordance with Section 8(d)(ii) above, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner he, she or it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith) and (B) the Indemnifying Parties will remain responsible for any Damages the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 8.

( ) Willful misconduct and gross negligence. None of the limitations on the Indemnifying Parties' indemnification obligations contained in this Section 8 shall apply in case the Indemnifying Parties' willful misconduct or gross negligence. In such case the Indemnifying Parties shall be obligated to indemnify the Indemnified Party in accordance with generally applicable California law and the indemnified Party shall have any and all remedies available to it under generally applicable California law.

( ) Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement which cannot be resolved by the parties shall be settled by arbitration in accordance with the following provisions:

( ) The agreement of the parties to arbitrate covers all disputes of every kind relating to or arising out of this Agreement; provided, that any party may seek injunctive relief in any court of competent jurisdiction. Disputes include actions for breach of contract with respect to this Agreement, as well as any claim based upon tort or any other causes of action relating to this Agreement, such as claims based upon an allegation of fraud or misrepresentation and claims based upon a federal or state statute. In addition, the arbitrators selected according to procedures set forth below shall determine the arbitrability of any matter brought to them, and their decision shall be final and binding on the parties.

( ) The arbitration shall be conducted in the County of Santa Clara, State of California.

( ) There shall be three arbitrators, unless the parties are able to agree on a single arbitrator. In the absence of such agreement within ten (10) days after the initiation of an arbitration proceeding, the Buyer shall select one arbitrator and the Sellers shall jointly shall select one arbitrator, and those two arbitrators shall then select, within ten (10) days, a third arbitrator. If those two arbitrators are unable to select a third arbitrator within such ten (10) day period, a third arbitrator shall be appointed by the commercial panel of the American Arbitration Association. The decision in writing of at least two of the three arbitrators shall be final and binding upon the parties.

( ) The arbitration shall be administered by the American Arbitration Association.

( ) The rules of arbitration shall be the Commercial Arbitration Rules of the American Arbitration Association, except as modified herein or by any other instructions that the parties may agree upon at the time, except that each party shall have the right to conduct discovery in any manner and to the extent authorized by the American Arbitration Association. If there is any conflict between those rules and the provisions of this section, the provisions of this section shall prevail.

( ) The arbitrators shall be bound by and shall strictly enforce the terms of this Agreement and may not limit, expand or otherwise modify its terms. The arbitrators shall make a good faith effort to apply substantive applicable Law, but an arbitration decision shall not be subject to review because of errors of Law. The arbitrators shall be bound to honor claims of privilege or work-product doctrine recognized at law, but the arbitrators shall have the discretion

to determine whether any such claim of privilege or work product doctrine applies based upon applicable law or ethical rules.

( ) The arbitrators' decision shall provide a reasoned basis for the resolution of each dispute and for any award. The arbitrators shall not have power to award damages in connection with any dispute in excess of actual compensatory damages and shall not multiply actual damages or award consequential or punitive damages or award any other damages.

( ) The arbitrators shall have power and authority to award any remedy or judgment that could be awarded by a court of law in the State of California not inconsistent with or in addition to the provisions of Section 8(f)(vii). The award rendered by arbitration shall be final and binding upon the parties, and judgment upon the award may be entered in any court of competent jurisdiction in the United States.

( ) The parties shall equally share the common costs and expenses of arbitration, and each party shall be responsible for its or their own legal and other expenses associated with the arbitration.

9. Miscellaneous.

( ) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Buyer and the Requisite Sellers.

( ) Legends.

( ) Each certificate for the Closing Shares and the Earn-Out Shares shall bear the following legend:

> THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES AND BLUE SKY LAWS RELATING TO THE DISPOSITION OF SECURITIES, PROVIDED THAT AN OPINION OF COUNSEL TO SUCH EFFECT IS PROVIDED TO THE COMPANY IN CONNECTION THEREWITH.

( ) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

() Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

() Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his, her or its rights, interests, or obligations hereunder without the prior written approval of the Buyer and the Requisite Sellers.

() Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

() Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

() Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Sellers:

Jonathan Irons
SheetMusicNow A/S
Roarsvej 2, 1. tv.
2000 FrederiksbergTel: +45 61 70 28 63
Fax: +45 38 33 28 31
E-mail:ji@sheetmusicnow.com

Copy to:

Jacob Vinther
Accura
Strandvejen 60
2900 Hellerup
Tel: +45 27 22 33 27
Fax: +45 39 45 39 60
E-Mail: Jacob.vinther@accura.dk

If to the Buyer:

Kim A. Lorz
FreeHand Systems, Inc.

95 First Street, Suite 200
Los Altos, CA 94022
Tel: (650) 941-0742
Fax: (650) 941-0207
E-Mail: kimlorz@kalequitygroup.com

Copy to:

Gregg F. Vignos
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441
Tel: (415) 856-7210
Fax: (415) 856-7100
E-Mail: greggvignos@paulhastings.com

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

( ) Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In the event of any litigation between the Parties concerning this Agreement, the prevailing Party as determined by the Court shall be entitled to recover its costs and expenses, including its reasonable attorneys' fees, and on any appeal or in bankruptcy.

( ) Acknowledgment of the Parties. The Parties acknowledge that each has conducted to its satisfaction, an independent investigation and verification of the business of 1) the Company and the Acquired Assets or 2) Buyer, and, in making its determination to proceed with the transactions contemplated by this Agreement, each Party has relied on the results of its own independent investigation and verification of the representations and warranties of 1) the Sellers and the Company or 2) Buyer as expressly and specifically set forth in this Agreement, including the Disclosure Schedules. Such representations and warranties by each Party constitute the sole and exclusive representations and warranties of each Party to the other Parties in connection with the Agreement, and each Party understands, acknowledges and agrees that all other representations and warranties of any kind or nature expressed or implied (including, but not limited to, any relating to the future or historical financial condition, results of operations, assets or liabilities of the Company or Buyer) are specifically disclaimed by the Sellers and the Company or the Buyer.

() Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Requisite Sellers. Any waiver of the Closing conditions of Section 7(b) by the Requisite Sellers shall waive such conditions for all Sellers. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

() Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

() Expenses. Each of the Parties, will bear his, her or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

() Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.,

() Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

() Knowledge of the Parties. Any reference to the "Company's knowledge" or the "knowledge of the Company" means the actual knowledge, after reasonable inquiry, of (1) any of the executive officers of the Company or (2) Inge Mulvad Eje, Niels Eje and Thomas Eje. Any reference to "Buyer's knowledge" or the "knowledge of Buyer" means the actual knowledge, after reasonable investigation of the following officers of the Buyer: Chief Executive Officer, Kim Lorz, and Chief Financial Officer, Ron Hottovy.

*****

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.

By: [signature]
Name: Kim Lorz
Title: CEO

SHEET MUSIC NOW A/S

By:
Name:
Title:

SELLERS:

INT HOLDINGS APS

By:
Name:
Title:

IVS A/S

By:
Name:
Title:

VÆKSTFONDEN

By:
Name:
Title:

OTTO MØNSTED A/S

By:
Name:
Title:

APS SMBK 1192 (MIKAEL RANDEL)

By:
Name:
Title:

BISGAARD APS (PALLE BISGAARD)

By:
Name:
Title:

WENNICK ENTERPRISE A/S (KJELD WENNICK)

By:
Name:
Title:

HENRIK GOLDSCHMIDT

By:
Name:
Title:

- SIGNATURE PAGE -

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.

By:______________________
Name:____________________
Title:___________________

SHEET MUSIC NOW A/S

By: [signature]
Name: JONATHAN IRONS
Title: MANAGING DIRECTOR

SELLERS:

INT HOLDING ApS

By:______________________
Name:____________________

IVS A/S

By:______________________
Name:____________________

VÆKSTFONDEN

By:______________________
Name:____________________

OTTO MØNSTED A/S

By:______________________
Name:____________________

ApS SMBK nr. 1192

By:______________________
Name:____________________

BISGAARD ApS

By:______________________
Name:____________________

WENNICK ENTERPRISE A/S

By:______________________
Name:____________________

HENRIK GOLDSCHMIDT

By:______________________
Name:____________________

EIK BANK A/S
FORMERLY KAUPTHING BANK A/S

By:______________________
Name:____________________

FLEMMING ØSTERGAARD
MANAGEMENT A/S

By:______________________
Name:____________________

CLAUS FRØKJÆR-LORENDSEN

By:______________________
Name:____________________

V. RØRSGAARD TRADING A/S

By:______________________
Name:____________________

JONATHAN IRONS

By:______________________
Name:____________________

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.

By:____________
Name:____________
Title:____________

SHEET MUSIC NOW A/S

By: [signature]
Name: P. BISGAARD
Title: CHAIRMAN

SELLERS:

INT HOLDING ApS

By:____________
Name:____________

IVS A/S

By:____________
Name:____________

VÆKSTFONDEN

By:____________
Name:____________

OTTO MØNSTED A/S

By:____________
Name:____________

ApS SMBK nr. 1192

By:____________
Name:____________

BISGAARD ApS

By: [signature]
Name: P. BISGAARD

WENNICK ENTERPRISE A/S

By:____________
Name:____________

HENRIK GOLDSCHMIDT

By:____________
Name:____________

EIK BANK A/S
FORMERLY KAUPTHING BANK A/S

By:____________
Name:____________

FLEMMING ØSTERGAARD MANAGEMENT A/S

By:____________
Name:____________

CLAUS FRØKJÆR-LORENDSEN

By:____________
Name:____________

V. RØRSGAARD TRADING A/S

By:____________
Name:____________

To Jeremy [illegible]
Fax 38332831

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.

By:________________
Name:________________
Title:________________

SHEET MUSIC NOW A/S

By:________________
Name:________________
Title:________________

SELLERS:

INT HOLDING ApS

By:________________
Name:________________

IVS A/S

By:________________
Name:________________

VÆKSTFONDEN

By:________________
Name:________________

OTTO MØNSTED A/S

By:________________
Name:________________

ApS SMBK nr. 1192

By: [signature]
Name: Mikael Randel

BISGAARD ApS

By:________________
Name:________________

WENNICK ENTERPRISE A/S

By:________________
Name:________________

HENRIK GOLDSCHMIDT

By:________________
Name:________________

EIK BANK A/S
FORMERLY KAUPTHING BANK A/S

By:________________
Name:________________

FLEMMING ØSTERGAARD MANAGEMENT A/S

By:________________
Name:________________

CLAUS FRØKJÆR-LORENDSEN

By:________________
Name:________________

V. RØRSGAARD TRADING A/S

By:________________
Name:________________

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.

By: ______________________

Name: ______________________

Title: ______________________

SHEET MUSIC NOW A/S

By: ______________________

Name: ______________________

Title: ______________________

SELLERS:

INT HOLDING ApS

By: ______________________

Name: ______________________

IVS A/S

By: ______________________

Name: ______________________

VÆKSTFONDEN

By: ______________________

Name: ______________________

OTTO MØNSTED A/S

By: ______________________

Name: ______________________

ApS SMBK nr. 1192

By: ______________________

Name: ______________________

BISGAARD ApS

By: ______________________

Name: ______________________

WENNICK ENTERPRISE A/S

By: ______________________

Name: ______________________

HENRIK GOLDSCHMIDT

By: Henrik Goldschmidt 14.10.05

Name: HENRIK GOLDSCHMIDT
POPPEL ALLE 30, 3500 VÆRLØSE, DK

EIK BANK A/S
FORMERLY KAUPTHING BANK A/S

By: ______________________

FLEMMING ØSTERGAARD MANAGEMENT A/S

By: ______________________

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.	**SHEET MUSIC NOW A/S**
By:______________________ Name:____________________ Title:_____________________	By:______________________ Name:____________________ Title:_____________________

SELLERS:

INT HOLDING ApS	**IVS A/S**
By:______________________ Name:____________________	By:______________________ Name:____________________
VÆKSTFONDEN	**OTTO MØNSTED A/S**
By:______________________ Name:____________________	By:______________________ Name:____________________
ApS SMBK nr. 1192	**BISGAARD ApS**
By:______________________ Name:____________________	By:______________________ Name:____________________
WENNICK ENTERPRISE A/S	**HENRIK GOLDSCHMIDT**
By:______________________ Name:____________________	By:______________________ Name:____________________
EIK BANK A/S **FORMERLY KAUPTHING BANK A/S**	**FLEMMING ØSTERGAARD** **MANAGEMENT A/S**
By:______________________ Name:____________________	By: [signature] Name: FLEMMING ØSTERGAARD
CLAUS FRØKJÆR-LORENDSEN	**V. RØRSGAARD TRADING A/S**
By:______________________ Name:____________________	By:______________________ Name:____________________

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.

By:____________________
Name:____________________
Title:____________________

SHEET MUSIC NOW A/S

By:____________________
Name:____________________
Title:____________________

SELLERS:

INT HOLDING ApS

By:____________________
Name:____________________

IVS A/S

By:____________________
Name:____________________

VÆKSTFONDEN

By:____________________
Name:____________________

OTTO MØNSTED A/S

By:____________________
Name:____________________

ApS SMBK nr. 1192

By:____________________
Name:____________________

BISGAARD ApS

By:____________________
Name:____________________

WENNICK ENTERPRISE A/S

By:____________________
Name:____________________

HENRIK GOLDSCHMIDT

By:____________________
Name:____________________

EIK BANK A/S
FORMERLY KAUPTHING BANK A/S

By:____________________
Name:____________________

FLEMMING ØSTERGAARD
MANAGEMENT A/S

By:____________________
Name:____________________

CLAUS FRØKJÆR-LORENDSEN

By: Luxembourg, 13/10/05
Name:____________________

V. RØRSGAARD TRADING A/S

By:____________________
Name:____________________

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.

By:____________________
Name:____________________
Title:____________________

SHEET MUSIC NOW A/S

By:____________________
Name:____________________
Title:____________________

SELLERS:

INT HOLDING ApS

By:____________________
Name:____________________

IVS A/S

By:____________________
Name:____________________

VÆKSTFONDEN

By:____________________
Name:____________________

OTTO MØNSTED A/S

By:____________________
Name:____________________

ApS SMBK nr. 1192

By:____________________
Name:____________________

BISGAARD ApS

By:____________________
Name:____________________

WENNICK ENTERPRISE A/S

By:____________________
Name:____________________

HENRIK GOLDSCHMIDT

By:____________________
Name:____________________

EIK BANK A/S
FORMERLY KAUPTHING BANK A/S

By:____________________
Name:____________________

FLEMMING ØSTERGAARD MANAGEMENT A/S

By:____________________
Name:____________________

CLAUS FRØKJÆR-LORENDSEN

By:____________________
Name:____________________

V. RØRSGAARD TRADING A/S

By:____________________
Name:____________________

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.

By:____________________
Name:____________________
Title:____________________

SHEET MUSIC NOW A/S

By:____________________
Name:____________________
Title:____________________

SELLERS:

INT HOLDING ApS

By:____________________
Name:____________________

IVS A/S

By:____________________
Name:____________________

VÆKSTFONDEN

By:____________________
Name:____________________

OTTO MØNSTED A/S

By:____________________
Name:____________________

ApS SMBK nr. 1192

By:____________________
Name:____________________

BISGAARD ApS

By:____________________
Name:____________________

WENNICK ENTERPRISE A/S

By:____________________
Name:____________________

HENRIK GOLDSCHMIDT

By:____________________
Name:____________________

EIK BANK A/S
FORMERLY KAUPTHING BANK A/S

By: [signature] [signature]
Name: Brian Toft Klaus J. Sørensen

FLEMMING ØSTERGAARD
MANAGEMENT A/S

By:____________________
Name:____________________

CLAUS FRØKJÆR-LORENDSEN

By:____________________
Name:____________________

V. RØRSGAARD TRADING A/S

By:____________________
Name:____________________

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.

By:____________________________
Name:__________________________
Title:___________________________

SHEET MUSIC NOW A/S

By:____________________________
Name:__________________________
Title:___________________________

SELLERS:

INT HOLDING ApS

By:____________________________
Name:__________________________

IVS A/S

By:____________________________
Name:__________________________

VÆKSTFONDEN

By:____________________________
Name:__________________________

OTTO MØNSTED A/S

By:____________________________
Name: JENS CHR. LORENZEN KIRSTEN NORUP

ApS SMBK nr. 1192

By:____________________________
Name:__________________________

BISGAARD ApS

By:____________________________
Name:__________________________

WENNICK ENTERPRISE A/S

By:____________________________
Name:__________________________

HENRIK GOLDSCHMIDT

By:____________________________
Name:__________________________

EIK BANK A/S
FORMERLY KAUPTHING BANK A/S

By:____________________________
Name:__________________________

FLEMMING ØSTERGAARD
MANAGEMENT A/S

By:____________________________
Name:__________________________

CLAUS FRØKJÆR-LORENDSEN

By:____________________________
Name:__________________________

V. RØRSGAARD TRADING A/S

By:____________________________
Name:__________________________

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.

By:____________________
Name:____________________
Title:____________________

SHEET MUSIC NOW A/S

By:____________________
Name:____________________
Title:____________________

SELLERS:

INT HOLDING ApS

By:____________________
Name:____________________

IVS A/S

By:____________________
Name:____________________

VÆKSTFONDEN

By:____________________
Name:____________________

OTTO MØNSTED A/S

By:____________________
Name:____________________

ApS SMBK nr. 1192

By:____________________
Name:____________________

BISGAARD ApS

By:____________________
Name:____________________

WENNICK ENTERPRISE A/S

By: [signature]
Name: Ronnie Ben Wennick

HENRIK GOLDSCHMIDT

By:____________________
Name:____________________

EIK BANK A/S
FORMERLY KAUPTHING BANK A/S

By:____________________
Name:____________________

FLEMMING ØSTERGAARD MANAGEMENT A/S

By:____________________
Name:____________________

CLAUS FRØKJÆR-LORENDSEN

By:____________________
Name:____________________

V. RØRSGAARD TRADING A/S

By:____________________
Name:____________________

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.

By:________________________
Name:________________________
Title:________________________

SHEET MUSIC NOW A/S

By:________________________
Name:________________________
Title:________________________

SELLERS:

INT HOLDING ApS

By: [signature] [signature]
Name: INGRM. EJE NIELS EJE

IVS A/S

By:________________________
Name:________________________

VÆKSTFONDEN

By:________________________
Name:________________________

OTTO MØNSTED A/S

By:________________________
Name:________________________

ApS SMBK nr. 1192

By:________________________
Name:________________________

BISGAARD ApS

By:________________________
Name:________________________

WENNICK ENTERPRISE A/S

By:________________________
Name:________________________

HENRIK GOLDSCHMIDT

By:________________________
Name:________________________

EIK BANK A/S
FORMERLY KAUPTHING BANK A/S

By:________________________
Name:________________________

FLEMMING ØSTERGAARD
MANAGEMENT A/S

By:________________________
Name:________________________

CLAUS FRØKJÆR-LORENDSEN

By:________________________
Name:________________________

V. RØRSGAARD TRADING A/S

By:________________________
Name:________________________

JONATHAN IRONS

By: [signature]
Name: JONATHAN IRONS.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.

By:__________________________
Name:________________________
Title:_________________________

SHEET MUSIC NOW A/S

By:__________________________
Name:________________________
Title:_________________________

SELLERS:

INT HOLDING ApS

By:__________________________
Name:________________________

IVS A/S By proxy on behalf of Thomas W. Kristensen and Lars Bruun

By: Jacob Vinther
Advokat
Name:________________________

VÆKSTFONDEN

By:__________________________
Name:________________________

OTTO MØNSTED A/S

By:__________________________
Name:________________________

ApS SMBK nr. 1192

By:__________________________
Name:________________________

BISGAARD ApS

By:__________________________
Name:________________________

WENNICK ENTERPRISE A/S

By:__________________________
Name:________________________

HENRIK GOLDSCHMIDT

By:__________________________
Name:________________________

EIK BANK A/S
FORMERLY KAUPTHING BANK A/S

By:__________________________
Name:________________________

FLEMMING ØSTERGAARD
MANAGEMENT A/S

By:__________________________
Name:________________________

CLAUS FRØKJÆR-LORENDSEN

By:__________________________
Name:________________________

V. RØRSGAARD TRADING A/S

By:__________________________
Name:________________________

Advokataktieselskab

28 September 2005
File No. 2005/08688

POWER OF ATTORNEY

By this Power of Attorney, IVS A/S, Bøge Alle 5, 2. sal, DK-2970 Hørsholm (CVR-nr. 21 64 04 76) ("IVS") hereby grants power of attorney as follows.

Jacob Vinther is hereby authorized on the behalf of and with binding effect upon IVS to:

i) Execute and sign on behalf of IVS in all matters concerning the sale of SheetMusic-Now A/S to FreeHand Systems Inc.

We undertake to hold Jacob Vinther harmless for any liability incurred or to be incurred by him in connection with any acts performed by him which fall within the scope of this power of attorney.

Hørsholm 29 September 2005

For and on behalf of
IVS A/S:

Thomas Wellby Knudsen

Lars Bruhn

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.

By:____________________
Name:____________________
Title:____________________

SHEET MUSIC NOW A/S

By: [signature]
Name: INGE MOLUND EJE
Title: DIRECTOR

SELLERS:

INT HOLDING ApS

By:____________________
Name:____________________

IVS A/S

By:____________________
Name:____________________

VÆKSTFONDEN

By:____________________
Name:____________________

OTTO MØNSTED A/S

By:____________________
Name:____________________

ApS SMBK nr. 1192

By:____________________
Name:____________________

BISGAARD ApS

By:____________________
Name:____________________

WENNICK ENTERPRISE A/S

By:____________________
Name:____________________

HENRIK GOLDSCHMIDT

By:____________________
Name:____________________

EIK BANK A/S
FORMERLY KAUPTHING BANK A/S

By:____________________
Name:____________________

FLEMMING ØSTERGAARD MANAGEMENT A/S

By:____________________
Name:____________________

CLAUS FRØKJÆR-LORENDSEN

By:____________________
Name:____________________

V. RØRSGAARD TRADING A/S

By:____________________
Name:____________________

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the date first written above.

FREEHAND SYSTEMS, INC.

By:____________________
Name:____________________
Title:____________________

SHEET MUSIC NOW A/S

By:____________________
Name:____________________
Title:____________________

SELLERS:

INT HOLDING ApS

By:____________________
Name:____________________

VÆKSTFONDEN

By: CHRISTIAN MOTZFELDT
Name:____________________

ApS SMBK nr. 1192

By:____________________
Name:____________________

WENNICK ENTERPRISE A/S

By:____________________
Name:____________________

EIK BANK A/S
FORMERLY KAUPTHING BANK A/S

By:____________________
Name:____________________

CLAUS FRØKJÆR-LORENDSEN

By:____________________
Name:____________________

IVS A/S

By:____________________
Name:____________________

OTTO MØNSTED A/S

By:____________________
Name:____________________

BISGAARD ApS

By:____________________
Name:____________________

HENRIK GOLDSCHMIDT

By:____________________
Name:____________________

FLEMMING ØSTERGAARD MANAGEMENT A/S

By:____________________
Name:____________________

V. RØRSGAARD TRADING A/S

By:____________________
Name:____________________

EIK BANK A/S

By:____________________________
Name:__________________________
Title:___________________________

FLEMMING ØSTERGAARD MANAGEMENT A/S

By:____________________________
Name:__________________________
Title:___________________________

V. RØRSGAARD TRADING A/S

By:____________________________
Name:__________________________
Title:___________________________

JONATHAN IRONS

____

CLAUS FRØKJÆR-LORENDSEN

____

- SIGNATURE PAGE -

SPOUSAL CONSENT

The undersigned has reviewed the foregoing Securities Purchase Agreement ("Agreement") by and among **FreeHand Systems, Inc**., a Nevada corporation (the "**Buyer**"), **Sheet Music Now A/S**, a corporation under the laws of Denmark (the "**Company**"), and the shareholders of the Company listed on the signature page thereto (individually a "**Seller**" and collectively the "**Sellers**"), dated as of September ___, 2005. The undersigned is the spouse of [_______________] and confirms that all Company Shares (as defined in the Agreement) owned by his/her spouse is her/his sole and separate property, and hereby consents to and agrees to be bound by all the terms of the Agreement as if he/she had executed the same. Without limitation of the foregoing, he/she specifically agrees that all of his/her right, title or interest, if any, in the Company Shares owned by his/her spouse whether arising by operation of community property law, by property settlement or otherwise, shall be subject to all of such terms.

By:_______________________________

Name:_____________________________

DISCLOSURE SCHEDULES

Reference is made to the Securities Purchase Agreement (the "Purchase Agreement"), dated as of October __, 2005, by and among **FreeHand Systems, Inc**., a Nevada corporation (the "**Buyer**"), **Sheet Music Now A/S**, a corporation under the laws of Denmark (the "**Company**") and the shareholders of the Company listed on the signature page hereto (individually a "**Seller**" and collectively the "**Sellers**"). Terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Purchase Agreement.

These Disclosure Schedules relate to certain matters concerning the disclosures required and transactions contemplated by the Purchase Agreement. These Disclosure Schedules are qualified in their entirety by reference to specific provisions of the Purchase Agreement, and are not intended to constitute, and shall not be construed as constituting, representations or warranties of Buyer except as and to the extent provided in the Purchase Agreement. Inclusion of information herein shall not be construed as an admission that such information is material in respect to Buyer except as and to the extent provided in the Purchase Agreement.

Matters reflected in these Disclosure Schedules are not necessarily limited to the matters required by the Purchase Agreement to be disclosed in the Disclosure Schedules. Such additional matters are set forth for informational purposes and do not necessarily include other matters of a similar nature. Headings have been inserted on the sections of the Disclosure Schedules for convenience of reference only and shall in no way have the effect of amending or changing the express description of the Sections as set forth in the Purchase Agreement. Any matter disclosed under any section or Schedule to the Purchase Agreement shall be deemed to have been disclosed on every other Schedule that refers to such Schedule by cross reference.

Schedule 3(g)

Description of Authorized Capital Stock

1. Capital Stock

The Buyer's original Certificate of Incorporation, filed on March 22, 2001, authorized 10,000,000 shares of $0.001 par value common stock and 5,000,000 shares of $0.001 par value preferred shares.

On August 23, 2001, the Buyer's Certificate of Incorporation was amended to increase the total authorized shares of $0.001 par value common stock from 10,000,000 to 50,000,000 shares.

On April 14, 2003, the Buyer's Certificate of Incorporation was amended again to (a) specify the total number of shares of capital stock that the Buyer is authorized to issue is 55,000,000 of which 5,000,000 preferred and 50,000,000 common shares are authorized, (b) specify the holders of the Series A Preferred Stock shall be entitled to receive a dividend at the rate of $0.40 per share when declared by the Board of Directors and (c) the liquidation preference of the Series A Preferred Stock shall be $5.00 per share plus all declared but unpaid dividend on said shares. Dividends shall be payable when, as, and if declared by the Board of Directors and shall be noncumulative. No dividends have been declared or paid by the Buyer.

On April 28, 2004, the Buyer's Certificate of Incorporation was again amended to designate 500,000 shares as Series A preferred stock and permit the remaining 4,500,000 shares of Preferred stock to be issued in one or more series as specified by the Board of Directors.

(a) Series A Convertible Preferred Stock

Shares of Series A Preferred Stock are convertible into shares of common stock, at any time, at a conversion rate of 10 shares of common stock for each share of Series A Preferred Stock. The conversion ratio of the Series A preferred stock is subject to appropriate adjustments for stock splits, combination, reclassifications, and similar transactions. Series A Preferred Stock holders have a liquidation preference of holders of common stock at $5.00 per share of Series A Preferred Stock.

(b) Series B Convertible Preferred Stock

Shares of Series B Preferred Stock are convertible into shares of common stock, at any time, at a conversion rate of 1 share of common stock for 1 each share of Series B Preferred Stock. The conversion ratio of the Series B Preferred Stock is subject to appropriate adjustments for stock splits, combination, reclassifications, and similar transactions.

(c) Warrants

On July 3, 2003, in conjunction with the Senior Secured Related Party Convertible Note, the Buyer issued warrants to the two note holders. The warrants provide the holders the option to buy Series B Preferred Stock if the Buyer consummates a Financing. The "Financing" is defined as the initial sales of a new series of preferred stock of the Buyer with gross proceeds to the Buyer of at least three million dollars ($3,000,000). If the Financing occurs on of before the Demand Date, the individuals shall be entitled to purchase that number of shares of Series B Preferred Stock equal to the quotient obtained by dividing (A) the product of (x) the principal amount of such Note multiplied by the (y) fifteen percent (15% by (B) the per share price of the Series B Preferred Stock as determined in the Financing. In the event the Financing does not occur on or before the Demand Date, such Investors shall be entitled to exercise its respective Warrant to purchase that number of shares of Common Stock equal to the quotient obtained by dividing (A) the product of (x) the principal amount of such Note multiplied by (y) fifteen percent (15%) by (B) $1.00 per share (subject to adjustment for any stock splits, divisions or recapitalizations of the like of the Common Stock occurring after the due date hereof.)

The Buyer used the Black Scholes model to calculate the fair value of the warrants issued. The Buyer used an expected term of 5 years, volatility of 194.04%, discount rate of 2.87%. The original principal of the note was $1,500,000 and multiplied by 15% equals $225,000, which equals 225,000 warrants. The fair value of the warrants was $218,700. The Buyer applied the relative fair value method to allocate the total proceeds of the debt transaction and the allocated a value of the warrants of $190,862.

(d) Stock Grant

On July 3, 2003, the Buyer had three $500,000 non-convertible notes payable to an unrelated individual. From the initial due dates of such notes, in an effort to consolidate and to extend the due dates of the notes, the Buyer promised to give the holder shares of the Buyer's common stock. On July 3, 2003, the three notes were consolidated to a convertible note payable, and on March 31, 2004 the individual and Buyer agreed to issue 287,284 shares of the Buyer's Common Stock to this individual. The Buyer recorded the fair value of these shares as interest expense in the amount of $287,284 on March 31, 2004.

2. Capital Stock Outstanding

Shareholders RESTRICTED SHARES	Original Issued Date	Common Shares	Preferred Shares
KAL Equity Capital Fund II, LLC 95 First Street, Los Altos, CA 94022 Tax ID# 03-0418457 klorz@kalequitycapitalfund.com kkupfer@kalequitycapitalfund.com	4/3/2002		301,202 Class A
Eller and McConney Family Living Trust, Mary McConney SS# 558-02-4555 800 15th Ave East Seattle, WA 98112 mmcconney@freehandsytems.com	4/22/2003		663,837 Class B
Eller and McConney Family Living Trust ,Marlin Eller SS# 569-94-1562 800 15th Ave East Seattle, WA 98112 meller@freehandsystems.com	4/22/2003		674,839 Class B
Elite Business Machines 10/F., Elite Industrial Building 135-137 Hoi Bun Road Kwun Tong, HONG KONG max.loong.giant@elitecorp.com	2/29/2004		167,334 Class B
Elite Business Machines 10/F., Elite Industrial Building 135-137 Hoi Bun Road Kwun Tong, HONG KONG max.loong.giant@elitecorp.com	3/15/2005		167,334 Class B

2. Capital Stock Outstanding

Shareholders RESTRICTED SHARES	Original Issued Date	Common Shares	Preferred Shares
Clair Robison Robison Family Trust dated 10/30/89, trustees Clair A. Robison and G. Darlene Robison, 1298 Collins Lane San Jose, CA 95129 Tax ID# 528-34-1489 No email address: FAX #: same as phone: 408.253.6030	7/27/2004 Late 2004	334,670	167,334 Class B
David Newman 52-1751512 PO Box 2728 La Plata, Maryland 20646-2728 dnewman@olg.com	12/18/2001	16,734	
David Newman 52-1751512 PO Box 2728 La Plata, Maryland 20646-2728 dnewman@olg.com	12/18/2001	16,733	
Mike Hamilton SS# 566-13-3321 1274 Collins Lane San Jose, CA 95129 mhamilton@freehandsystems.com	12/10/2001 2004	1,357,366	33,467 Class A
Bruce Donnelly SS# 549-72-1943 1340 Camino Teresa Solano Beach, CA92075 bdonnelly@freehandsystems.com	12/18/2001	22,757	
Herbert Clough, Trustee for Wester Trust SS# 118-12-9146 40 Deodora Drive Atherton, CA 94027 hcclough@hotmail.com	12/19/2002	26,773	

2. Capital Stock Outstanding

Shareholders	Original Issued Date	Common Shares	Preferred Shares
RESTRICTED SHARES			
Herbert Clough SS# 118-12-9146 40 Deodora Atherton, CA 94027 hcclough@hotmail.com	3/31/2004	192,291	

Shareholders	Original Issued Date	Common Shares	Preferred Shares
RESTRICTED SHARES			
Bema Electronics, Inc. 4545 Cushing Parkway Fremont, CA 94538 Tax ID # 94-3341156 Helen@bemaelectronics.com	7/27/2004	50,200	
DRS, Inc. 95 First Street Los Altos, CA 94022 Tax Id# 77-0432333 kkupfer@drsspecialists.com	2/11/2005	48,192	
TOTALS		2,139,343	2,175,347

Schedule 3(h)

Liabilities

Buyer's outstanding liabilities are set forth on Buyer's internal financial statements as of July 31, 2005, which are attached.

Schedule 3(j)

Outstanding Litigation

Buyer is the defendant in a case in California Superior Court, Los Angeles County. The case name is Blair PR, Inc., a California corporation, vs FreeHand Systems, Inc., Case # SC085706. The plaintiff has made certain claims, including breach of contract, and has asked for damages of approximately $56,000, plus certain interest payments, 15,000 shares of Buyer's common stock, other damages that may be proven at trial and injunctive relief.

OFFICERS CERTIFICATE OF FREEHAND SYSTEMS, INC.

The undersigned, the President of FreeHand Systems Inc., a Nevada corporation ("Buyer"), hereby certifies, as follows:

1. The representations and warranties of Buyer contained in Section 3 of that certain Securities Purchase Agreement by and among Buyer, Sheet Music Now A/S, a corporation under the laws of Denmark (the "Company") and the shareholders of the Company listed on the signature page thereto, dated as of October 13, 2005 (the "Agreement") are true and correct in all material respects as of the Closing Date.

2. Buyer has performed and complied with all of its covenants hereunder in all material respects through the Closing Date.

3. No action, suit, or proceeding is pending as of the Closing Date before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by the Agreement or (B) cause any of the transactions contemplated by the Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect).

Unless otherwise defined herein, capitalized terms used herein shall have the same meanings given to them in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Certificate on this 13th day of October, 2005.

FREEHAND SYSTEMS, INC.

Kim Lorz, President

LEGAL_US_W # 52798114.1 58788.00003